Inventories	12 Months Ended
Dec. 31, 2013
Inventories [Text Block]

Inventories consist of the following:

	December 31,
	2013	2012
Components, spare parts	3,650	4,032
Work-in-progress	876	566
Finished goods	910	600
Total gross inventories	5,436	5,198
Less: provision for slow-moving inventory	(737)	(934)
Total	4,698	4,263

The provision for slow moving inventory relates to components and spare parts. The allowance for slow moving inventory, the changes in which are classified within cost of sales, amounted to an income of € 162 thousand for the year ended December 31, 2013, an income of € 186 thousand and an expense of € 428 thousand for the years ended December 31, 2012 and 2011, respectively.